UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: November 1, 2003

                              Sword Comp-Soft Corp.

             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                   98-0229951
        (Commission file no.)                  (IRS Employer Identification No.)

                     4055 St. Catherine St. West, Suite 151
                                Montreal, Quebec
                                     H3Z 3J8
              (Address of principal executive offices and zip code)

         Company's telephone number, including area code: (514) 935-8589


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointement of Principal Officers

On November 1, 2003, the Board of Directors removed Mr. Abdulmajid Sharif as the Chief Technical Officer and a Director of the Corporation. Mr. Sharif joined a competitor Corporation as of August 31, 2003. The Board also removed Dr.
Christos Tsoukas as Vice-President, Scientific Research & Development. Dr. Tsoukas vacated his position at Sword as of August 2003.

On November 30, 2003, Louis Greco was appointed by the Board of Directors as an outside Director of Sword.

Louis Greco received his B. Comm from McGill University in Montreal, Canada in 1974. Mr. Greco has been involved with a variety of consumer oriented industries in his 30 years in business. From a fiscal point of view, he was a branch manager of the National Bank from 1975-1980. During the next decade, to 1990, he was the manager of a chain of video outlets, as well as involved with sales. From 1990 to 1995, he co-owned a retail food establishment. Between 1996 and present he has worked as sales consultant to the national divisions of 2 multinational office technology corporations, Minolta (Canada) and Panasonic Canada. Mr. Greco's management, sales and financial skills will greatly aid Sword.

Also, on November 30, 2003, the Board of Directors accepted the resignation of Raymond Roy as an outside Director due to a heavier commitment load to other endeavors.

On June 30, 2005, a special meeting of the Board of Directors was held.

Three new Directors were appointed - Paolo Mori as an outside Director, Richard Cahill as a Director and also as the V.P. of Operations and Mario Dumais as a Director and as the V.P. of Investor Relations, and one other officer, France Gauthier as V.P. of Sales, Entertainment and Restaurant Division.

Paolo Mori is a highly successful businessman in Quebec, Canada. Mr. Mori has been involved in real estate development and construction for the past years. His financial acumen will help him evaluate Sword's fiscal position and strengthen its overall business structure.

No arrangement or understanding exists between Mr. Mori and any other person pursuant to which Mr. Mori was appointed as a Director of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Mori. Mr. Mori is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in


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which the amount involved exceeds $25,000 and in which Mr. Mori or any member of his immediate family had or will have a direct or indirect material interest. Richard Cahill has an extensive background in the management of corporate operations and a specific expertise in transport and product scheduling. Form 1971-1987, he was the city manager of the shipping firm, Brazeau Transport, responsible for a fleet of 125 drivers and their cargo. From 1987-1990, he was the General Manager of Star Truck and, until 1998, he ran his own import-export firm. From 1999 until the present, Mr. Cahill has been the Head of Operations of Advanced Fluid Technologies, a new entrant into the vibrant bottled water market. Mr. Cahill's financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Mr. Cahill and any other person pursuant to which Mr. Cahill was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Cahill. Mr. Cahill is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $25,000 and in which Mr. Cahill or any member of his immediate family had or will have a direct or indirect material interest.

Mario Dumais has an extensive background in dealing with the public in consumer related industries. From 1980-1988, he was the manager of a small chain of consumer goods stores. From 1988-1995, he worked as a self-employed sales consultant in the automotive industry. From 1995-2005, he was employed in the retail division of one of the European automobile manufacturers, primarily dealing with high value and high profile consumers coordinating with the sales department. To Sword, he brings his ability to communicate simply and concisely with a broad spectrum of people, who comprise the pool of investors in a pubic company.

Mr. Dumais' financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Mr. Dumais and any other person pursuant to which Mr. Dumais was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Dumais. Mr. Dumais is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or

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is to be a party, in which the amount involved  exceeds $25,000 and in which Mr.
Dumais or any member of his immediate family had or will have a direct or indirect material interest.

France Gauthier has been in the wholesale beverage and supplies business, catering to the restaurants and entertainment establishments, since 1999. Previously, she worked in the retail end of the same industry from 1988 to 1999. Ms. Gauthier brings to Sword a solid knowledge of this area of the beverage industry. Ms, Gauthier's financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Ms. Gauthier and any other person pursuant to which Ms. Gauthier was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Ms. Gauthier. Ms. Gauthier is not a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $25,000 and in which Ms. Gauthier or any member of her immediate family had or will have a direct or indirect material interest.

At the same meeting, Leonard Stella resigned as the Chief Operating Officer but remained a Director, Anthony Ierfino resigned both as the President/CEO and as a Director of Sword Comp-Soft Corp. and Louis Greco, a Director of Sword Comp-Soft, was appointed as the new President of Sword Comp-Soft Corp. as well as remaining a Director of the Company.

Mr. Greco's financial compensation has not yet been set and is still being negotiated with the company.

No arrangement or understanding exists between Mr. Greco and any other person pursuant to which Mr. Greco was selected as an officer of the Company. There is no family relationship between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company and Mr. Greco. Mr. Greco is not a director in any company, other then Sword Comp-Soft Corp., with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. In addition, since the beginning of the Company's last fiscal year, there has been no transaction (or series of transactions), and there is no currently proposed transaction (or series of transactions), to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $25,000 and in which Mr. Greco or any member of his immediate family had or will have a direct or indirect material interest.


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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2005

Sword Comp-Soft Corp.
By: /s/ Louis Greco
Name Louis Greco
Its: President & Acting Principal Financial Officer